SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 5, 2011
Date of Report
(Date of earliest event reported)

HIDENET SECURE
ARCHITECTURES, INC.

New Jersey	33-36670	22-3061278
(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

9101 LBJ Freeway, Suite 650, Dallas, TX  75243
(Address of registrant's principal executive offices)

2737 Faxon Dr., Plano, Texas 75025
(Former address of registrant’s principal executive offices)

(877) 902-3121
(Registrant's telephone number, including area code)

(214) 207-2422
(Registrant's former telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2011, Mr. Tony Beyer resigned as President of Hidenet Secure Architectures, Inc. (“Hidenet” or “Company”).  On June 29, 2011, a majority of the shareholders of Hidenet appointedMr. Walter Stock as a Director and, subsequently, he was appointed to fill the vacancy asPresident and Chief Executive Officer of Hidenet.  In furtherance of the Company’s business plan, the Board of Directors is currently evaluating an acquisition in the global positioning, satellite tracking and location services sector.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIDENET SECURE ARCHITECTURES, INC.

By:	/s/ Walter Stock
Walter Stock
President

Date:     July 5, 2011